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                                                                   Exhibit 10.52




                           Boston Life Sciences, Inc.


                       Nonstatutory Stock Option Agreement


1.       Grant of Option.

         This agreement (hereinafter, the "Agreement") evidences the grant by Boston Life Sciences, Inc., a Delaware corporation (the "Company"), on SEPTEMBER 10, 2004 (the "Grant Date") to PETER SAVAS, an EMPLOYEE of the Company (the "Optionee"), of an option (this "Option") to purchase, in whole or in part, on the terms provided herein, a total of 400,000 shares (the "Shares") of common stock, $0.01 par value per share, of the Company ("Common Stock") at $3.75 per Share. Unless earlier terminated, this Option shall expire at 5:00 p.m., Eastern time, on SEPTEMBER 9, 2014 (the "Final Exercise Date").

         It is intended that the Option evidenced by this Agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Optionee", as used in this Option, shall be deemed to include any person who acquires the right to exercise this Option validly under its terms.

2.       Vesting Schedule.

         This option will become exercisable ("vest") immediately as to 100,000 of the original number of Shares on the Grant Date with the remaining 300,000 of the original number of Shares vesting in equal monthly installments over 4 YEARS.

         The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 3 hereof.

3.       Exercise of Option.

         (a) Form of Exercise. Each election to exercise this Option shall be by written notice in the form attached hereto as Exhibit A, signed by the Optionee, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in Section 3(b) hereof. The Optionee may purchase less than the total number of Shares covered hereby, provided that no partial exercise of this Option may be for any fractional share.

         (b) Payment Upon Exercise. Common Stock purchased upon an election to exercise this Option shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;


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                  (2) except as the Board (as defined in Section 4 below) may otherwise determine, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or
(ii) delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

                  (3) for as long as the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Optionee valued at their fair market value as determined by (or in a manner approved by) the Board ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Optionee for such minimum period of time, if any, as may be established by the Board in its discretion, and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

                  (4) to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Optionee to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                  (5) by any combination of the above permitted forms of payment.

         (c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time he or she exercises this Option, is, and has been at all times since the Grant Date, an employee of the Company (an "Eligible Optionee").

         (d) Termination of Relationship with the Company. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise
Date), provided that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

         (e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Optionee and the Company has not terminated such relationship for "cause" as specified in paragraph (f) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee, by the Optionee (or in the case of death by an authorized transferee), provided that this Option shall be exercisable only to the extent that this Option was exercisable by the Optionee on the date of his or her death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.



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         (f) Discharge for Cause. If the Optionee, prior to the Final Exercise
Date, is discharged by the Company for "cause" (as defined below), the right to exercise this Option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for cause was warranted.

4.       Administration by Board of Directors or Committee.

         This Agreement will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to this Agreement as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in this Agreement in the manner and to the extent it shall deem necessary and the Board shall be the sole and final judge of such action. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in this Option. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under this Agreement made in good faith. To the extent permitted by applicable law, the Board may delegate any or all of its powers under this Agreement to one or more committees or subcommittees of the Board (a "Committee"). All references in this Agreement to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under this Agreement have been delegated to such Committee.

5.       Adjustments for Changes in Common Stock and Certain Other Events.

         (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, the number and class of securities and exercise price per share of each share outstanding under this Option shall be equitably and appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent determined by the Board.

         (b) Reorganization Events.

                  (1) Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.



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                  (2) Consequences of a Reorganization Event. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to this Option on such terms as the Board determines: (i) provide this Option shall be assumed, or substantially equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Optionee, provide that the Optionee's unexercised Shares under this Option will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Optionee within a specified period following the date of such notice, (iii) provide that outstanding Shares under this Option shall become exercisable, realizable or deliverable, or restrictions applicable to this Option shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to the Optionee equal to the excess, if any, of (A) the Acquisition
Price times the number of shares of Common Stock subject to this Option (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of this Option and any applicable tax withholding, in exchange for the termination of this Option, (v) provide that, in connection with a liquidation or dissolution of the Company, this Option shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

                  For purposes of clause (i) above, this Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of this Option to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

6.       Withholding.

         The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in respect of this Option. For so long as the Common Stock is registered under the Exchange Act, and to the extent permitted by the Board, Optionee may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax



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withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to Optionee.

7.       Nontransferability of Option.

         This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, this Option shall be exercisable only by the Optionee.

8.       Miscellaneous

         (a) Termination of Status. The Board shall determine the effect on this Option of the disability, death, retirement, authorized leave of absence or other change in the status of the Optionee and the extent to which, and the period during which, the Optionee, or the Optionee's legal representative, conservator, guardian or authorized transferee, may exercise rights under this Option.

         (b) Amendment of Option. The Board may amend, modify or terminate this Option, including but not limited to, substituting therefor another Option of the same or a different type, changing the date of exercise or realization, provided that the Optionee's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee.

         (c) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to this Agreement until (i) all conditions of this Agreement have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of the Shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Optionee has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (d) Acceleration. The Board may at any time provide that this Option shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

         (e) No Right To Employment or Other Status. This Option shall not be construed as giving the Optionee the right to continued employment or any other relationship with the Company.

         (f) No Rights As Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to this Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to this Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and the



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Optionee exercises any of this Option between the record date and the distribution date for such stock dividend, the Optionee shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (g) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                     *****




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         IN WITNESS WHEREOF, the Company has caused this Option to be executed by its duly authorized officer. This Option shall take effect as an executed instrument.



                                    BOSTON LIFE SCIENCES, INC.

Dated: February 5, 2007             By: /s/ Kenneth L. Rice
       ----------------                 ----------------------------------------
                                        Name:  Kenneth L. Rice
                                        Title: Executive Vice President of
                                               Finance and Administration, CFO &
                                               In-House Counsel








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                              OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing Nonstatutory Stock Option Agreement and agrees to the terms and conditions thereof.




                                             OPTIONEE:


                                             /s/ Peter Savas
                                             -----------------------------------

                                             Address: __________________________

                                                      __________________________








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                                    EXHIBIT A


                         NOTICE OF STOCK OPTION EXERCISE


                                                      Date: ____________________


Optionee name and address:

__________________________

__________________________

__________________________

Attention:  Treasurer

Dear Sir or Madam:

         I am the holder of an Nonstatutory Stock Option granted to me by Boston Life Sciences, Inc. (the "Company") on __________ for the purchase of __________ shares of Common Stock of the Company at a purchase price of $__________ per share.

I hereby exercise my option to purchase _________ shares of Common Stock (the "Shares"), for which I have enclosed __________ in the amount of $________. Please register my stock certificate as follows:


                                                 (check applicable box)

         Name(s):    _______________________     __  Tenants in Common

                     _______________________     __  Tenants by the Entirety

         Address:    _______________________     __  Joint Tenants

         Tax I.D. #: _______________________     __  Uniform Gift to Minors Act




         I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.


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4.       I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.


Very truly yours,



-----------------------------
(Signature)